Park Sterling Corporation
2015Q1 Investor Presentation
(NASDAQ: PSTB)

PARKSTERLING
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February 2015

Forward Looking Statements and Non-GAAP Measures

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: failure to realize synergies and other financial benefits from the merger with Provident Community within the expected time frames; increases in expected costs or decreases in expected savings or difficulties related to merger integration matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, opening of de novo branches or otherwise; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying noninterest expense levels; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling of a potential increasing rate environment; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the above uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Distinctive Company = Strong Investment Opportunity

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Compelling Vision and Strategy

- Benefit from a unique market opportunity and distinctive business model

Attractive Markets

- Benefit from natural demographic growth and resulting economic activity

Experienced Leadership

- Benefit from experienced leadership (at all levels) and a proven track record of attracting exceptional talent

Thoughtful Execution

- Benefit from determined pursuit of well-aligned organic growth initiatives and strategic partnerships

Compelling Vision and Strategy

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Market Opportunity

- Market disruptions continue
  - Environmental challenges for many global banks
  - Shifting operating models for many regional banks
  - Resource constraints for many community banks
  - Uneven demographic and economic growth outlooks

- Environment offers unique growth opportunities to well-positioned, focused institutions
  - Ability to attract talent
  - Ability to enter new markets
  - Ability to expand and/or enhance product offerings
  - Ability to deliver tailored financial solutions

- Organic acquisition of profitable customers requires competitive solutions, not just service
  - Limited number of regional and community banks with the required operating model and experience to fully leverage this opportunity

Vision and Strategy

- Capitalize on this unique opportunity to create a highly respected regional community banking franchise in the Carolinas, Virginia and North Georgia
  - Focused on soundness, profitability and growth
  - Diversified by geography and business mix
  - Noted for exceptional risk management, market management, relationship management, product capabilities and customer service
  - Financial institution of choice for prospects, customers, employees, shareholders and communities

- To achieve our vision we have
  - Focused on markets well known to management
  - Employed successful model of locally-based market management supported by centrally-based business line management
  - Utilized M&A to acquire core deposit franchises and build operating scale
  - Accelerated growth through *de novo* entry into attractive MSAs, product development and hiring initiatives

Attractive Markets for Organic Growth

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Charlotte, NC



- Headquarters location
- 19 branches/ 49% of deposits
- MSA population 2.34 million
- Projected 5-year growth 6.25%
- Nation's second largest banking center, sixth busiest airport and home to seven Fortune 500 companies

Greenville-Spartanburg, SC



- Regional headquarters
- 15 branches/ 17% of deposits
- Combined population 1.18 million
- Combined projected 5-year growth 4.50%
- Home to major operations for BMW, Michelin, GE, Fluor and Lockheed Martin

Richmond, VA



- Regional headquarters
- 1 branch
- MSA population 1.25 million
- Projected 5-year growth 4.43%
- State capital, headquarters of Fifth Federal Reserve District, home to ten Fortune 500 companies

Raleigh, NC



- Key origination market
- 1 branch
- MSA population 1.22 million
- Projected 5-year growth 8.16%
- State capital, diversified economic base with technology, healthcare, education and government

Charleston, SC



- Key origination market
- 1 branch
- MSA population 720,000
- Projected 5-year growth 8.47%
- Home to major operations for Boeing, diversified economic base with transportation, healthcare, tourism and government

Wilmington, NC



- Key origination market
- 1 branch/ 4% of deposits
- MSA population 269,000
- Projected 5-year growth 6.48%
- Diversified economic base with transportation, agriculture, healthcare and tourism

Source: SNL Financial, Charlotte Chamber of Commerce, Greenville Chamber of Commerce, Richmond Chamber of Commerce and Company. $ in thousands. Information as of September 30, 2014. Target markets include North Carolina, South Carolina and Virginia.

Attractive Markets for Strategic Partnerships

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- Partnership opportunities across the Carolinas and Virginia remain attractive
  - Financially and operationally ready to pursue additional opportunities
  - Selectively willing to evaluate non-bank partnerships



PSTB Branch (53)
Richmond
VA
95
85
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
Wilmington
SC
85
Charleston
GA
95

- Current retail core … ability to consider partnerships of all sizes in effort to
  - Enhance density from Charlotte MSA along I-85 into Upstate South Carolina and I-77 into Columbia MSA

Bank Landscape in Target Markets



Number of Banks
35
30
25
20
15
10
5
0
16
10
5
31
19
13
9
4
4
$1.00B - $10.00B
$0.25B-$1.00B
$0.10B-$0.25B
VA NC SC



Total Assets
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$37,854
$26,335
$12,033
$16,193
$9,693
$6,041
$1,666
$572
$462
$1.00B - $10.00B
$0.25B-$1.00B
$0.10B-$0.25B
VA NC SC

- Current origination and other markets … limited retail footprint implies larger partnerships in effort to
  - Expand in existing high-growth MSAs
  - Enter into new MSAs
  - Attract deposit franchises in community markets

Source: SNL Financial and Company. $ in thousands. Information as of September 30, 2014.
Target markets include North Carolina, South Carolina and Virginia.

Experienced Leadership

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Executive Officers

James C. Cherry *Chief Executive Officer*		40 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank.
Bryan F. Kennedy, III *President*		34 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006.
David L. Gaines *Chief Financial Officer*		29 years of banking experience including Chief Risk Officer for Corporate and Investment Banking, Senior VP and Comptroller, and Co-Manager of integration office for Wachovia Corporation. Charlotte Business Journal 2013 public company CFO of year .
Nancy J. Foster *Chief Risk Officer*		31 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank. Current Chair of Risk Management Association (RMA).

Non-Management Directors

Leslie M. (Bud) Baker, Jr. *Chairman*		Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank.
Walter C. Ayers *Director*		Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others.
Larry W. Carroll *Director*		President and Chief Executive Officer of Carroll Financial Associates, Inc, a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006.
Jean E. Davis *Director*		Retired Executive and Head of Operations, Information Technology and e-Commerce at Wachovia Corporation. Also formerly Head of Human Resources, Head of Retail Banking of Wachovia Corporation.
Patricia C. Hartung *Director*		Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation.
Thomas B. Henson *Director*		President of Henson-Tomlin Interest, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background.
Jeffrey S. Kane *Director*		Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation.
Kim S. Price *Vice Chairman*		Former President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank.
Ben R. Rudisill, II *Director*		President of Rudisill Enterprises, Inc. since 1976. Former Chairman of Citizens South Banking Corporation and Citizens South Bank.

Thoughtful Execution: Growth Initiatives

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2011	2012	2013	2014
❑ Completed merger with Community Capital Corporation (Upstate SC)	❑ Completed merger with Citizens South Banking Corporation (Charlotte MSA)		❑ Completed merger with Provident Community Bancshares, Inc. (Charlotte MSA)
❑ Established *de novo* offices in Charleston and Greenville, SC and Raleigh, NC			❑ Established *de novo* office in Richmond, VA
❑ Recruited new Chief Credit Officer ❑ Recruited experienced bankers, product specialists and back office personnel	❑ Recruited new Head of Retail Banking and Charlotte Market President ❑ Recruited experienced bankers, product specialists and back office personnel	❑ Recruited new Head of Internal Audit and Compliance ❑ Recruited experienced bankers, product specialists and back office personnel	❑ Attracted new Heads of Wealth Management, Mortgage Banking and Operations and IT ❑ Launched hiring initiatives to support organic growth (added 38 front and mid-office staff)
❑ Introduced asset-based lending capability ❑ Gained retail banking, mortgage banking, wealth management and treasury services capabilities through merger	❑ Enhanced retail banking and mortgage banking capabilities through merger	❑ Introduced trust management capabilities ❑ Introduced new mobile banking platform and subsequently implemented second-phase (deposit capture) ❑ Introduced "Sterling at Work" retail bank account acquisition strategy ❑ Completed "Sterling Edge" sales and credit training in retail bank	❑ Introduced capital markets capabilities ❑ Established specialized small business and business banking groups ❑ Implemented third-phase of mobile banking platform (Debit On/Off and Picture Pay™) ❑ Introduced "Answers You Can Bank On℠" brand campaign

Thoughtful Execution: Distinctive Business Model

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- Attracted necessary talent to successfully evolve over the last four years to a proven regional banking model; namely, empowered local market management supported by strong line of business expertise
  - Maintains local market presence and service culture expected of a traditional community bank
  - Offers product capabilities normally expected only from a larger regional or super regional bank
  - Combination creates a distinctive franchise capable of delivering high-touch, competitive solutions to customers

Commercial Financial Services

C&I Cash Flow Lending

Capital Markets

C&I Owner-Occupied

Treasury Services

Commercial Real Estate

Asset-Based Lending

Builder Finance

Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit

Personal Financial Services

Depository Services

Consumer Lending

Wealth Management

Mortgage Banking

Trust Services

Small Business Lending

Private Banking

Retail Brokerage

Consumer
Small Business
Affluent

Outperformed Peers: Growth in Absolute Dollars

Total Assets (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	$ 616,108	$ 2,359,230	283%
2	SSB	3,594,791	7,826,227	118%
3	UBSH	3,837,247	7,359,171	92%
4	BNCN	2,149,932	4,072,508	89%
5	YDKN	2,300,594	4,266,309	85%
6	AMNB	833,664	1,346,492	62%
7	LION	1,945,300	3,085,225	59%
8	HTBI	1,669,845	2,640,387	58%
9	NBBC	1,809,891	2,520,232	39%
10	ABCB	2,972,168	4,037,511	36%
11	TOWN	3,871,018	4,982,485	29%
12	COB	1,902,369	2,215,514	16%
13	FCBC	2,244,238	2,607,936	16%
14	UCBI	7,276,259	7,566,986	4%
15	ESXB	1,115,594	1,155,734	4%
16	STBZ	2,828,579	2,882,210	2%
17	FBNC	3,278,932	3,218,383	-2%
18	HMPR	2,900,156	2,017,167	-30%

Total Loans (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	$ 387,405	$ 1,572,431	306%
2	SSB	2,569,726	5,680,688	121%
3	BNCN	1,483,367	3,044,699	105%
4	UBSH	2,798,847	5,313,612	90%
5	YDKN	1,562,787	2,890,449	85%
6	LION	1,375,290	2,227,856	62%
7	AMNB	512,361	828,498	62%
8	ABCB	1,895,172	2,814,242	48%
9	NBBC	1,231,833	1,782,294	45%
10	STBZ	1,272,465	1,605,891	26%
11	TOWN	2,692,692	3,361,349	25%
12	HTBI	1,319,282	1,626,630	23%
13	FCBC	1,359,724	1,669,189	23%
14	ESXB	614,713	717,729	17%
15	COB	1,210,288	1,337,443	11%
16	UCBI	4,497,626	4,603,300	2%
17	FBNC	2,404,702	2,355,548	-2%
18	HMPR	1,801,514	1,352,169	-25%

Total Deposits (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	407,820	1,851,354	354%
2	SSB	3,004,148	6,461,045	115%
3	BNCN	1,828,070	3,396,397	86%
4	UBSH	3,070,059	5,638,770	84%
5	AMNB	640,098	1,075,837	68%
6	YDKN	2,020,406	3,247,364	61%
7	LION	1,613,248	2,458,022	52%
8	HTBI	1,312,819	1,938,321	48%
9	ABCB	2,535,426	3,431,149	35%
10	TOWN	2,954,514	3,846,602	30%
11	NBBC	1,452,995	1,832,564	26%
12	FCBC	1,620,955	2,000,759	23%
13	COB	1,696,390	1,794,420	6%
14	FBNC	2,652,513	2,695,906	2%
15	STBZ	2,421,926	2,391,682	-1%
16	UCBI	6,469,172	6,326,512	-2%
17	ESXB	961,725	918,945	-4%
18	HMPR	2,420,161	1,612,641	-33%

Outperformed peers in key growth metrics since initiating enhanced growth strategy following August 2010 public offering

Recurring Annual Revenue* (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	15,142	89,828	493%
2	SSB	168,749	421,058	150%
3	BNCN	69,280	163,749	136%
4	ABCB	109,286	212,584	95%
5	YDKN	83,733	148,944	78%
6	LION	104,612	185,761	78%
7	UBSH	185,735	314,610	69%
8	AMNB	36,202	52,396	45%
9	TOWN	182,724	242,480	33%
10	COB	68,625	80,156	17%
11	FCBC	106,277	121,652	14%
12	NBBC	87,145	95,384	9%
13	ESXB	46,810	45,566	-3%
14	UCBI	287,047	273,564	-5%
15	HTBI	81,404	76,198	-6%
16	STBZ	159,927	145,357	-9%
17	HMPR	106,441	84,371	-21%
18	FBNC	191,095	149,034	-22%

LTM PTPP Income* (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	4,089	19,510	377%
2	BNCN	15,681	56,226	259%
3	SSB	49,011	141,960	190%
4	YDKN	21,305	53,268	150%
5	ABCB	28,098	65,039	131%
6	LION	29,366	47,007	60%
7	UBSH	65,266	96,403	48%
8	AMNB	12,823	18,618	45%
9	NBBC	21,087	28,292	34%
10	TOWN	60,527	67,896	12%
11	FCBC	36,334	39,940	10%
12	FBNC	68,628	48,940	-29%
13	STBZ	74,282	52,684	-29%
14	HTBI	29,740	13,932	-53%
15	ESXB	(6,660)	8,749	N.A.
16	COB	(7,054)	3,718	N.A.
17	HMPR	(119)	6,023	N.A.
18	UCBI	(166,495)	111,066	N.A.

- Best absolute dollar growth rate in peer group over last four years in terms of
  - Total assets (283%)
  - Total loans, excluding LHFS (306%)
  - Total deposits (354%)
  - Recurring annual revenue* (493%)
  - Last twelve month pre-tax, pre-provision income* (377%)

Source: SNL Financial. Peer group includes publicly-held depository institutions identified in Appendix.
** Non-GAAP financial measure as defined by SNL Financial*

Outperformed Peers: Growth in Dollars Per Share

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Total Assets Per Share (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	21.96	52.59	139%
2	HTBI	81.65	129.10	58%
3	AMNB	136.05	171.04	26%
4	ABCB	125.69	150.80	20%
5	SSB	280.98	324.06	15%
6	FCBC	125.61	141.69	13%
7	UBSH	147.56	162.95	10%
8	TOWN	130.07	141.72	9%
9	ESXB	51.96	53.04	2%
10	STBZ	89.48	89.32	0%
11	LION	163.12	144.41	-11%
12	FBNC	195.16	163.29	-16%
13	NBBC	115.60	67.76	-41%
14	BNCN	237.47	124.93	-47%
15	UCBI	384.24	125.57	-67%
16	YDKN	427.42	135.01	-68%
17	HMPR	86.85	11.85	-86%
18	COB	16,651.81	91.64	-99%

Total Loans Per Share (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	13.81	35.05	154%
2	ABCB	80.15	105.11	31%
3	AMNB	83.61	105.24	26%
4	STBZ	40.25	49.76	24%
5	HTBI	64.51	79.54	23%
6	FCBC	76.11	90.69	19%
7	SSB	200.86	235.22	17%
8	ESXB	28.63	32.94	15%
9	UBSH	107.63	117.65	9%
10	TOWN	90.48	95.61	6%
11	LION	115.32	104.28	-10%
12	FBNC	143.12	119.51	-16%
13	NBBC	78.68	47.92	-39%
14	BNCN	163.85	93.40	-43%
15	UCBI	237.50	76.39	-68%
16	YDKN	290.34	91.47	-68%
17	HMPR	53.95	7.94	-85%
18	COB	10,593.89	55.32	-99%

Total Deposits Per Share (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	14.54	41.27	184%
2	HTBI	64.19	94.78	48%
3	AMNB	104.46	136.66	31%
4	FCBC	90.73	108.70	20%
5	ABCB	107.22	128.15	20%
6	SSB	234.81	267.53	14%
7	TOWN	99.28	109.41	10%
8	UBSH	118.06	124.85	6%
9	STBZ	76.62	74.12	-3%
10	ESXB	44.80	42.17	-6%
11	FBNC	157.87	136.78	-13%
12	LION	135.28	115.05	-15%
13	NBBC	92.81	49.27	-47%
14	BNCN	201.92	104.19	-48%
15	UCBI	341.62	104.99	-69%
16	YDKN	375.36	102.77	-73%
17	HMPR	72.48	9.47	-87%
18	COB	14,848.83	74.22	-100%

Outperformed peers in key per share growth metrics since initiating enhanced growth strategy following August 2010 public offering

Recurring Annual Revenue Per Sh* (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	0.54	2.00	271%
2	ABCB	4.62	7.94	72%
3	SSB	13.19	17.43	32%
4	AMNB	5.91	6.66	13%
5	TOWN	6.14	6.90	12%
6	FCBC	5.95	6.61	11%
7	LION	8.77	8.69	-1%
8	UBSH	7.14	6.97	-2%
9	ESXB	2.18	2.09	-4%
10	HTBI	3.98	3.73	-6%
11	STBZ	5.06	4.50	-11%
12	FBNC	11.37	7.56	-34%
13	BNCN	7.65	5.02	-34%
14	NBBC	5.57	2.56	-54%
15	YDKN	15.56	4.71	-70%
16	UCBI	15.16	4.54	-70%
17	HMPR	3.19	0.50	-84%
18	COB	600.69	3.32	-99%

LTM PTPP Income Per Share* (4 Year Growth)				
Rank	Ticker	2010Q4	2014Q4	% Change
1	PSTB	0.15	0.43	198%
2	ABCB	1.19	2.43	104%
3	SSB	3.83	5.88	53%
4	AMNB	2.09	2.36	13%
5	FCBC	2.03	2.17	7%
6	BNCN	1.73	1.72	0%
7	TOWN	2.03	1.93	-5%
8	LION	2.46	2.20	-11%
9	UBSH	2.51	2.13	-15%
10	STBZ	2.35	1.63	-31%
11	FBNC	4.08	2.48	-39%
12	NBBC	1.35	0.76	-44%
13	HTBI	1.45	0.68	-53%
14	YDKN	3.96	1.69	-57%
15	COB	(61.75)	0.15	N.A.
16	UCBI	(8.79)	1.84	N.A.
17	ESXB	(0.31)	0.40	N.A.
18	HMPR	(0.00)	0.04	N.A.

- Best dollar per share growth rate in peer group over last four years in terms of
  - Total assets per share* (139%)
  - Total loans, excluding LHFS, per share* (154%)
  - Total deposits per share* (184%)
  - Recurring annual revenue per share* (271%)
  - Last twelve month pre-tax, pre-provision income per share* (198%)

Source: SNL Financial. Peer group includes publicly-held depository institutions identified in Appendix.
** Non-GAAP financial measure as defined by SNL Financial*

Maintain Capital and Liquidity for Future Growth

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Tangible Common Equity to Tangible Assets (2014Q3)*


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
16.94
16.40
10.32
10.12
10.04
9.80
9.80
9.74
9.61
9.42
9.28
8.84
8.63
8.33
7.95
7.32
7.26
4.28
STBZ
HTBI
AMNB
FBNC
PSTB
FCBC
TOWN
UCBI
HMPR
UBSH
YDKN
ESXB
LION
NBBC
SSB
BNCN
ABCB
COB

Tier 1 Leverage Ratio (2014Q3)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
17.16
14.43
12.29
11.39
11.01
10.70
10.64
10.55
10.09
10.04
9.40
9.25
9.16
8.83
8.72
8.59
7.44
6.48
STBZ
HTBI
AMNB
FBNC
HMPR
FCBC
LION
UBSH
PSTB
TOWN
YDKN
ESXB
SSB
ABCB
UCBI
NBBC
BNCN
COB

On-Hand Liquidity# to Total Liabilities (2014Q3)


40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
37.29
22.93
20.24
18.53
17.56
17.52
14.57
14.44
13.95
13.63
12.21
11.67
11.38
7.65
7.46
7.29
4.10
2.19
STBZ
ESXB
HMPR
TOWN
HTBI
PSTB
AMNB
UCBI
YDKN
FBNC
NBBC
UBSH
COB
BNCN
ABCB
SSB
LION
FCBC

Maintained necessary capital and liquidity to support continued growth.

- ❑ Tangible common equity to tangible assets* 10.04% at 2014Q3
  - SNL Financial ratio compares to 10.09% reported at 2014Q3; increased to 10.13% at 2014Q4
- ❑ Tier 1 Leverage ratio 10.09% at 2014Q3
  - Increased to 10.17% at 2014Q4
- ❑ On-hand liquidity# to total liabilities 17.52% at 2014Q3
  - Increased to 17.99% at 2014Q4

Source: SNL Financial (2014Q3 is the latest available complete Peer Group information)
\# On-hand liquidity includes interest–bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities.

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Maintain Favorable Asset Quality

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Nonperforming Loans to Total Loans: 2014Q3


4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.11 0.45 0.62 0.65 0.68 0.75 1.00 1.27 1.34 1.57 1.57 2.16 2.28 3.11 3.61 3.98 4.13 4.21
STBZ NBBC SSB PSTB AMNB YDKN UBSH TOWN ESXB BNCN FCBC UCBI LION COB HMPR ABCB FBNC HTBI

Nonperforming Assets to Total Assets: 2014Q3


6.00
5.00
4.00
3.00
2.00
1.00
0.00
0.57 0.60 0.63 0.76 1.00 1.10 1.25 1.36 1.55 1.61 1.64 2.41 2.90 3.04 3.61 3.64 3.72 4.87
NBBC AMNB STBZ YDKN PSTB SSB UBSH UCBI ESXB FCBC TOWN BNCN LION COB FBNC HMPR HTBI ABCB

LTM Net Charge-Offs (Recoveries) to Average Loans: 2014Q3


1.00
0.80
0.60
0.40
0.20
0.00
-0.20
-0.07 0.03 0.10 0.11 0.11 0.13 0.13 0.13 0.14 0.19 0.27 0.28 0.28 0.30 0.30 0.36 0.66 0.86
PSTB AMNB TOWN SSB YDKN ESXB COB UBSH HTBI LION ABCB FCBC NBBC BNCN STBZ UCBI HMPR FBNC

Achieved superior growth while driving to top quartile asset quality measures.

- ❑ Nonperforming loans# 0.65% of total loans at 2014Q3
  - Decreased to 0.56% of total loans at 2014Q4
- ❑ Nonperforming assets# 1.00% of total assets at 2014Q3
  - Decreased to 0.88% of total assets at 2014Q4
- ❑ Last twelve month net charge-offs (recoveries) (0.07%) of average loans at 2014Q3
  - Remained at (0.07%) of average loans at 2014Q4

Source: SNL Financial (2014Q3 is the latest available complete Peer Group information)
 # Note: SNL Financial excludes loans 90+ days past due from calculation of NPLs to Total Loans and NPAs to Total Assets.

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Closing Comments

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Attractive Franchise and Business Model

- Attractive franchise
  - Premier regional bank headquartered in attractive Charlotte-Concord-Gastonia MSA
  - Concentrated network extending through Upstate South Carolina into North Georgia
  - Additional origination capabilities in attractive metropolitan growth markets
- Distinctive business model
  - Broad product capabilities and geographic reach
  - Matrix organization leveraging exceptional talent
  - Engaged leadership focused on well-known markets
  - Sound financial profile to support continued growth (capital, liquidity and asset quality)

Proven Financial Track Record

- Lead peer group in key absolute and per share growth since August 2010 initial public offering
  - Successful acquisitions
  - Successful organic initiatives
- Continued attractive financial performance in 2014
  - Adjusted net income* of $15.2 million, or $0.34 per share
  - Record total revenues# of $91.6 million
  - Record organic loan growth (excluding LHFS) of $184.9 million, or 14%
  - Record discretionary assets under management of $405.8 million
  - Record mortgage originations of $191.8 million

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*
 # Total revenues include net interest income and noninterest income.

Five Quarter Rolling Earnings Profile

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Three Month Results

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Net Income					
Total interest income	$ 19,602	$ 19,206	$ 21,157	$ 22,586	$ 22,348
Total interest expense	1,900	1,931	2,078	1,854	1,792
Net interest income	17,702	17,275	19,079	20,732	20,556
Provision for loan losses	780	(17)	(365)	(484)	(420)
Net interest income after provision	16,922	17,292	19,444	21,216	20,976
Noninterest income	4,404	3,486	3,978	3,138	3,351
Noninterest expense	15,726	15,743	18,236	20,648	19,307
Pretax income	5,600	5,035	5,186	3,706	5,020
Income tax expense	1,561	1,480	1,760	1,254	1,564
Net income	$ 4,039	$ 3,555	$ 3,426	$ 2,452	$ 3,456
Net income per share	$ 0.09	$ 0.08	$ 0.08	$ 0.06	$ 0.08
Weighted average dilutive shares	*44,288,998*	*44,264,178*	*44,213,802*	*44,238,532*	*44,323,628*
Adjusted Net Income*					
Reported pretax income	$ 5,600	$ 5,035	$ 5,186	$ 3,706	$ 5,020
Plus: merger-related expenses	386	81	594	2,229	712
Less: (gain) loss on sale of securities	6	(276)	33	63	-
Adjusted pretax income	5,992	4,840	5,813	5,998	5,732
Income tax expense	1,697	1,414	1,972	2,030	1,786
Adjusted net income	$ 4,295	$ 3,426	$ 3,841	$ 3,968	$ 3,946
Adjusted net income per share	$ 0.10	$ 0.08	$ 0.09	$ 0.09	$ 0.09

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Noninterest Income					
Service charges on deposit accts	$ 629	$ 633	$ 1,001	$ 1,137	$ 1,109
Mortgage banking income	777	244	653	822	922
Income from wealth mgmt activities	848	775	773	783	869
ATM and card income, net	555	548	726	631	727
Income from bank-owned life insurance (BOLI)	417	1,120	525	552	491
Income from capital markets activities	-	97	35	364	149
Gain (loss) on sale of securities	(6)	276	(33)	(63)	-
Amortization of indemnification asset	(218)	(482)	(738)	(1,345)	(1,224)
Other noninterest income	1,402	275	1,036	257	308
Total noninterest income	$ 4,404	$ 3,486	$ 3,978	$ 3,138	$ 3,351
Adjusted Noninterest Income*					
Total noninterest income	$ 4,404	$ 3,486	$ 3,978	$ 3,138	$ 3,351
Less: gain (loss) on sale of securities	6	(276)	33	63	-
Adjusted noninterest income	$ 4,410	$ 3,210	$ 4,011	$ 3,201	$ 3,351

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Average Balance					
Loans, including LHFS	$ 1,310,381	$ 1,305,157	$ 1,397,158	$ 1,515,671	$ 1,561,246
Marketable securities	356,930	399,208	428,996	488,596	488,086
Other earning assets	55,377	59,802	112,305	62,639	57,741
Total earning assets	1,722,688	1,764,167	1,938,459	2,066,906	2,107,073
Interest-bearing deposits	1,301,781	1,357,606	1,492,529	1,536,173	1,538,944
Borrowed funds	85,611	78,571	87,556	146,401	172,953
Total interest-bearing liabilities	1,387,392	1,436,177	1,580,085	1,682,574	1,711,897
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 17,753	$ 16,926	$ 18,734	$ 19,725	$ 19,482
Marketable securities	1,784	2,193	2,285	2,735	2,736
Other earning assets	65	87	138	126	130
Total interest income	19,602	19,206	21,157	22,586	22,348
Interest expense - deposits	(1,332)	(1,378)	(1,443)	(1,341)	(1,263)
Interest expense - borrowed funds	(568)	(553)	(635)	(513)	(529)
Total interest expense	(1,900)	(1,931)	(2,078)	(1,854)	(1,792)
Net interest income	$ 17,702	$ 17,275	$ 19,079	$ 20,732	$ 20,556
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.38%	5.26%	5.38%	5.16%	4.95%
Marketable securities	1.98%	2.23%	2.14%	2.22%	2.22%
Other earning assets	0.47%	0.59%	0.49%	0.80%	0.89%
Total earning assets	4.51%	4.42%	4.38%	4.34%	4.21%
Interest-bearing deposits	-0.41%	-0.41%	-0.39%	-0.35%	-0.33%
Borrowed funds	-2.63%	-2.85%	-2.91%	-1.39%	-1.21%
Total interest-bearing liabilities	-0.54%	-0.55%	-0.53%	-0.44%	-0.42%
Net interest spread	3.97%	3.87%	3.85%	3.90%	3.79%
Net interest margin	4.08%	3.97%	3.95%	3.98%	3.87%
Adjusted net interest margin*	3.99%	3.97%	3.93%	3.95%	3.85%

*(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Appendix:

Five Quarter Rolling Balance Sheet Profile

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Period-End Results

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Cash and equivalents	$ 55,067	$ 104,846	$ 69,020	$ 58,853	$ 51,390
Total securities (including non-marketable)	407,368	396,760	474,740	494,456	502,956
Loans held for sale	2,430	2,063	6,388	4,763	11,602
Loans	1,295,808	1,302,826	1,474,898	1,553,392	1,580,693
Allowance for loan losses	(8,831)	(9,076)	(9,178)	(9,458)	(8,262)
Premises and equipment, net	55,923	55,893	59,362	59,334	59,247
FDIC loss share receivable	10,025	9,209	6,993	5,078	3,964
OREO	14,492	15,526	16,008	13,273	11,990
Bank-owned life insurance	47,832	47,840	56,831	57,293	57,712
Deferred tax asset	36,318	34,183	37,575	37,487	35,623
Goodwill and intangibles	35,049	34,792	40,894	40,547	40,200
Other assets	9,309	10,382	12,023	11,279	12,115
Total assets	$1,960,790	$2,005,244	$2,245,554	$2,326,297	$2,359,230
Total deposits	1,599,885	1,637,461	1,862,707	1,864,608	1,851,354
Total borrowings	78,048	79,458	86,819	163,413	203,583
Other liabilities	20,774	22,359	26,481	27,105	29,188
Total liabilities	1,698,707	1,739,278	1,976,007	2,055,126	2,084,125
Shareholders' equity	262,083	265,966	269,547	271,171	275,105
Total liabilities and shareholders' equity	$1,960,790	$2,005,244	$2,245,554	$2,326,297	$2,359,230
Memo Items					
Covered loans	$ 71,134	$ 65,173	$ 55,532	$ 49,834	$ 42,339
Covered loans to total loans (%)	5.5%	5.0%	3.8%	3.2%	2.7%
Covered OREO	$ 5,088	$ 6,652	$ 5,234	$ 4,703	$ 3,011
Covered OREO to total OREO (%)	35.1%	42.8%	32.7%	35.4%	25.1%
Tangible book value per share*	$ 5.16	$ 5.26	$ 5.21	$ 5.25	$ 5.35
Tangible common equity to tangible assets*	11.79%	11.73%	10.37%	10.09%	10.13%
Period end dilutive shares	*43,960,270*	*43,930,017*	*43,914,300*	*43,919,348*	*43,938,701*

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Deposit Mix					
Noninterest bearing DDA	$ 255,861	$ 265,929	$ 331,866	$ 322,097	$ 321,019
MMDA, NOW and savings accounts	735,755	772,263	878,389	920,310	924,754
Time deposits < $250,000	404,323	385,027	461,208	429,689	412,887
Core deposits	1,395,939	1,423,219	1,671,463	1,672,096	1,658,660
Time deposits > $250,000	37,676	51,047	48,088	52,921	50,923
Brokered IND[1]	63,841	62,901	63,681	64,138	64,200
Brokered time deposits	102,429	100,294	79,475	75,453	77,571
Total deposits	$1,599,885	$1,637,461	$1,862,707	$1,864,608	$1,851,354
Borrowings and Shareholders' Equity					
Short-term borrowings	$ 996	$ 2,287	$ 8,575	$ -	$ -
FHLB advances	55,000	55,000	55,000	140,000	180,000
Subordinated debt	22,052	22,171	23,244	23,413	23,583
Total borrowings	$ 78,048	$ 79,458	$ 86,819	$ 163,413	$ 203,583
Shareholders' equity	$ 262,083	$ 265,966	$ 269,547	$ 271,171	$ 275,105
Memo Items					
Noninterest bearing DDA to total deposits	16.0%	16.2%	17.8%	17.3%	17.3%
Core deposits to total deposits	87.3%	86.9%	89.7%	89.7%	89.6%
Brokered deposits[2] to total deposits	10.4%	10.0%	7.7%	7.5%	7.7%
Wholesale funding[3] ratio	14.56%	14.13%	11.80%	14.94%	16.81%
Tangible common equity to tangible assets*	11.79%	11.73%	10.37%	10.09%	10.13%

1- Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers.
2- Brokered deposits include brokered IND and brokered time deposits.
3- Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts.
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Appendix:

Five Quarter Rolling Asset Quality Profile

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Three Month and Period-End Results

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Asset Quality Measures					
Nonaccrual loans	$ 8,428	$ 5,092	$ 5,205	$ 5,894	$ 5,585
Troubled debt restructurings	3,854	3,562	3,550	4,315	3,289
Loans 90+ days past due, and still accruing	17	493	775	2,485	30
Nonperforming loans	12,299	9,147	9,530	12,694	8,904
OREO (covered and non-covered)	14,492	15,526	16,008	13,273	11,990
Nonperforming assets	$ 26,791	$ 24,673	$ 25,538	$ 25,967	$ 20,894
Nonperforming loans to total loans (%)	0.95%	0.70%	0.65%	0.82%	0.56%
Nonperforming assets to total assets (%)	1.37%	1.23%	1.14%	1.12%	0.89%
Net charge-offs (recoveries)	$ 805	$ (549)	$ (460)	$ (764)	$ 776
Annualized net charge-offs to average loans (%)	0.24%	-0.17%	-0.13%	-0.20%	0.20%
OREO Analysis					
Beginning OREO	$ 14,881	$ 14,492	$ 15,526	$ 16,008	$ 13,273
Additions	3,269	3,547	1,734	1,371	2,153
Acquired OREO	-	-	2,965	-	-
Write-downs	(242)	(146)	(210)	(369)	(558)
Sales	(3,416)	(2,367)	(4,007)	(3,737)	(2,878)
Ending OREO	$ 14,492	$ 15,526	$ 16,008	$ 13,273	$ 11,990
Memo: Covered OREO	$ 5,088	$ 6,652	$ 5,234	$ 4,703	$ 3,011
Memo: Covered OREO to Total OREO (%	35.1%	42.8%	32.7%	35.4%	25.1%

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 6,491	$ 6,540	$ 6,197	$ 4,539	$ 2,993
Qualitative ("FAS 5")	1,096	1,300	2,022	3,582	4,584
Specific ("FAS 114")	884	713	959	1,337	685
PCI loan impairments ("SOP 03-3")	360	523	-	-	-
Ending Balance	$ 8,831	$ 9,076	$ 9,178	$ 9,458	$ 8,262
Acquired Loan Fair Market Value (FMV) Adjustments					
Performing acquired loans	$ 406,369	$ 377,593	$ 413,532	$ 391,567	$ 365,867
Less: remaining FMV adjustments	(4,408)	(3,978)	(3,500)	(3,062)	(2,887)
Performing acquired loans, net	401,961	373,615	410,032	388,505	362,980
FMV adjustments %	*-1.08%*	*-1.05%*	*-0.85%*	*-0.78%*	*-0.79%*
PCI loans	116,342	106,983	134,840	124,633	116,191
Less: remaining FMV adjustments	(20,512)	(19,638)	(25,689)	(24,268)	(22,810)
PCI loans, net	95,830	87,345	109,151	100,365	93,381
FMV adjustments %	*-17.63%*	*-18.36%*	*-19.05%*	*-19.47%*	*-19.63%*
Covered (performing and PCI)	83,300	75,265	65,351	59,441	51,391
Less: remaining FMV adjustments	(12,864)	(11,048)	(10,526)	(10,416)	(9,722)
Covered, net	70,436	64,217	54,825	49,025	41,669
FMV adjustments %	*-15.44%*	*-14.68%*	*-16.11%*	*-17.52%*	*-18.92%*
Total acquired loans, net	$ 568,227	$ 525,177	$ 574,008	$ 537,895	$ 498,030
Memo Items					
Total loans, excluding LHFS	$1,295,808	$1,302,826	$1,474,898	$1,553,392	$1,580,693
ALLL to total loans (%)	0.68%	0.70%	0.62%	0.61%	0.52%
Aggregate FMV adjustment	$ 37,784	$ 34,664	$ 39,715	$ 37,746	$ 35,419
Adjusted allowance*	$ 46,615	$ 43,740	$ 48,893	$ 47,204	$ 43,681
Adjusted allowance to total loans* (%)	3.60%	3.36%	3.32%	3.04%	2.76%
Accretion to interest income	$ 3,702	$ 3,692	$ 4,268	$ 4,096	$ 3,735
Reclass to (from) non-accretable difference	(4,698)	(4,504)	(1,829)	(1,933)	(1,619)
Increase from Provident Community	-	-	5,615	-	-
Period end accretable yield	39,249	41,084	44,095	42,480	40,540

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts.
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Reconciliation of Non-GAAP Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013
Adjusted net income (three months)					
Pretax income (as reported)	$ 5,020	$ 3,706	$ 5,186	$ 5,035	$ 5,600
Plus: merger-related expenses	712	2,229	594	81	386
(gain) loss on sale of securities	-	63	33	(276)	6
Adjusted pretax income	5,732	5,998	5,813	4,840	5,992
Tax expense	1,786	2,030	1,972	1,414	1,697
Adjusted net income available to common shareholders	$ 3,946	$ 3,968	$ 3,841	$ 3,426	$ 4,295
Divided by: weighted average diluted shares	44,323,628	44,233,532	44,213,802	44,264,178	44,288,998
Adjusted net income available to common shareholders per share	$ 0.09	$ 0.09	$ 0.09	$ 0.08	$ 0.10
Estimated tax rate	*31.15%*	*33.85%*	*33.93%*	*29.21%*	*28.32%*
Adjusted net income (twelve months)					
Pretax income (as reported)	$ 18,947				$ 22,664
Plus: merger-related expenses	3,616				2,211
(gain) loss on sale of securities	(180)				(98)
Adjusted pretax income	22,383				24,777
Tax expense	7,156				8,089
Adjusted net income	$ 15,227				$ 16,688
Preferred dividends	-				353
Adjusted net income available to common shareholders	$ 15,227				$ 16,335
Divided by: weighted average diluted shares	44,247,000				44,053,253
Adjusted net income available to common shareholders per share	0.34				$ 0.37
Estimated tax rate	*31.97%*				*32.65%*
Adjusted net interest margin					
Net interest income (as reported)	$ 20,556	$ 20,732	$ 19,079	$ 17,275	$ 17,702
Less: accelerated mark accretion	(134)	(173)	(86)	(18)	(365)
Adjusted net interest income	20,422	20,559	18,993	17,257	17,337
Divided by: average earning assets	2,107,073	2,066,906	1,938,459	1,764,187	1,722,688
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted net interest margin	3.85%	3.95%	3.93%	3.97%	3.99%
Net interest margin	3.87%	3.98%	3.95%	3.97%	4.08%
Adjusted noninterest income					
Noninterest income (as reported)	$ 3,351	$ 3,138	$ 3,978	$ 3,486	$ 4,404
Less: (gain) loss on sale of securities	-	63	33	(276)	6
Adjusted noninterest income	$ 3,351	$ 3,201	$ 4,011	$ 3,210	$ 4,410
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 19,307	$ 20,648	$ 18,236	$ 15,743	$ 15,726
Less: merger-related expenses	(712)	(2,229)	(594)	(81)	(386)
Adjusted noninterest expense	18,595	18,419	17,642	15,662	15,340

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted allowance for loan losses, adjusted net charge-offs (recoveries) to average loans (annualized), and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); (iii) adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iv) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain on or loss sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments), and adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain or loss on sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

(Unaudited; $ in thousands)

Reconciliation of Non-GAAP Measures

PARKSTERLING
Answers You Can Bank On.℠

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,946	$ 3,968	$ 3,841	$ 3,426	$ 4,295
Divided by: average assets	2,342,657	2,304,501	2,168,914	1,976,654	1,936,759
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted return on average assets	0.67%	0.68%	0.71%	0.70%	0.88%
Return on average assets	0.59%	0.42%	0.63%	0.73%	0.83%
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,946	$ 3,968	$ 3,841	$ 3,426	$ 4,295
Divided by: average common equity	273,669	271,853	266,304	265,544	263,217
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted return on average equity	5.72%	5.79%	5.78%	5.23%	6.47%
Return on average equity	5.01%	3.58%	5.16%	5.43%	6.09%
Tangible common equity to tangible assets					
Total assets	$ 2,359,230	$ 2,326,297	$ 2,245,554	$ 2,005,244	$ 1,960,790
Less: intangible assets	(40,200)	(40,547)	(40,894)	(34,792)	(35,049)
Tangible assets	$ 2,319,030	$ 2,285,750	$ 2,204,660	$ 1,970,452	$ 1,925,741
Total common equity	$ 275,105	$ 271,171	$ 269,547	$ 265,966	$ 262,083
Less: intangible assets	(40,200)	(40,547)	(40,894)	(34,792)	(35,049)
Tangible common equity	$ 234,905	$ 230,624	$ 228,653	$ 231,174	$ 227,034
Tangible common equity	$ 234,905	$ 230,624	$ 228,653	$ 231,174	$ 227,034
Divided by: tangible assets	$ 2,319,030	$ 2,285,750	$ 2,204,660	$ 1,970,452	$ 1,925,741
Tangible common equity to tangible assets	10.13%	10.09%	10.37%	11.73%	11.79%
Common equity to assets	11.66%	11.66%	12.00%	13.26%	13.37%
Tangible book value per share					
Issued and outstanding shares	44,859,798	44,850,813	44,833,516	44,726,416	44,730,669
Less: nondilutive restricted stock awards	(921,097)	(931,465)	(919,216)	(796,399)	(770,399)
Period end dilutive shares	43,938,701	43,919,348	43,914,300	43,930,017	43,960,270
Tangible common equity	$ 234,905	$ 230,624	$ 228,653	$ 231,174	$ 227,034
Divided by: period end dilutive shares	43,938,701	43,919,348	43,914,300	43,930,017	43,960,270
Tangible common book value per share	$ 5.35	$ 5.25	$ 5.21	$ 5.26	$ 5.16
Common book value per share	$ 6.26	$ 6.17	$ 6.14	$ 6.05	$ 5.96
Adjusted allowance for loan losses					
Allowance for loan losses	$ 8,262	$ 9,458	$ 9,178	$ 9,076	$ 8,831
Plus: acquisition accounting FMV adjustments to acquired loans	35,419	38,982	40,987	34,663	37,783
Adjusted allowance for loan losses	$ 43,681	$ 48,440	$ 50,165	$ 43,739	$ 46,614
Divided by: total loans (excluding LHFS)	$ 1,580,693	$ 1,553,392	$ 1,474,898	$ 1,302,826	$ 1,295,808
Adjusted allowance for loan losses to total loans	2.76%	3.12%	3.40%	3.36%	3.60%
Allowance for loan losses to total loans	0.52%	0.61%	0.62%	0.70%	0.68%
Adjusted net charge-offs (recoveries) (annualized)					
Net charge-offs (recoveries)	$ 776	$ (764)	$ (460)	$ (549)	$ 805
Less: net charge-offs (recoveries) of PCI loans (ASC 310-30)	-	-	-	(149)	-
Adjusted net charge-offs (recoveries)	$ 776	$ (764)	$ (460)	$ (698)	$ 805
Divided by: average loans	$ 1,561,246	$ 1,515,671	$ 1,397,158	$ 1,305,157	$ 1,310,381
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted net charge-offs (recoveries) (annualized) to average loans	0.20%	-0.20%	-0.13%	-0.22%	0.24%
Net charge-offs (recoveries) (annualized) to average loans	0.20%	-0.20%	-0.13%	-0.17%	0.24%

Note

As contemplated during the Bank's 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at each of December 31, 2014, September 30, 2014, June 30, 2014 , March 31, 2014 and December 31, 2013.

(Unaudited; $ in thousands)

Peer Group

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,319,157	$ 203.3	3.94	138.6	14.4
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	4,005,279	817.1	0.79	231.7	17.4
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	3,735,816	546.0	1.19	178.0	16.6
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,128,798	95.9	-	93.1	13.3
5	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte	2,015,793	239.6	-	93.2	1.4
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	2,862,499	344.0	2.24	135.1	12.6
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,196,759	341.8	1.85	137.2	14.6
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,550,128	301.1	3.18	131.5	12.5
9	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	2,017,167	282.7	-	145.9	41.5
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,213,895	326.2	-	91.7	36.3
11	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	2,442,760	330.7	-	161.6	23.4
12	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,329,568**	**320.3**	**1.68**	**136.4**	**24.6**
13	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	2,647,597	664.2	0.85	135.4	20.6
14	South State Corporation	SSB	NASDAQ	SC	Columbia	7,887,208	1,546.1	1.44	250.2	20.8
15	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,972,449	770.5	2.98	130.9	12.5
16	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	7,194,752	998.1	2.71	152.9	19.4
17	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,527,745	1,148.5	1.05	156.1	17.2
18	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	4,178,942	623.1	-	172.3	29.9
										-
	MEDIAN					**$ 2,755,048**	**$ 342.9**	**1.12**	**137.9**	**17.3**

Source: SNL Financial; market data as of February 6, 2015